Fair Value Measurements	12 Months Ended
Dec. 31, 2014
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS

16. FAIR VALUE MEASUREMENTS

Assets and liabilities recorded at fair value on a recurring basis in the consolidated balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair values. The hierarchy levels give the highest priority to quoted prices in active markets and the lowest priority to unobservable data. Fair value measurements are disclosed by level within the following fair value hierarchy:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level 3 — Inputs reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

The Company’s financial instruments consist principally of cash and cash equivalents, restricted cash and cash equivalents, accounts receivable, derivative instruments, accounts payable and borrowings. Fair value of an asset is defined as the price a seller would receive in a current transaction between knowledgeable, willing and able parties. A liability’s fair value is defined as the amount that an obligor would pay to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor.

The fair value of the Company’s cash and cash equivalents, restricted cash and cash equivalents, accounts receivable, and accounts payable approximate their carrying value. (The fair values of cash, restricted cash and cash equivalents are a Level 1 hierarchy. The fair values of accounts receivable and accounts payable are Level 2 hierarchy.) Where available, the fair value of the Company’s notes payable and debt facilities are based on observable market prices or parameters or derived from such prices or parameters (Level 2). Where observable prices or inputs are not available, valuation models are applied, using the net present value of cash flow streams over the term using estimated market rates for similar instruments and remaining terms (Level 3). These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company determines the fair value of its derivative instruments using a discounted cash flow model which incorporates an assessment of the risk of non-performance by the swap counterparty and an evaluation of Fly’s credit risk in valuing derivative liabilities. The valuation model uses various inputs including contractual terms, interest rate curves, credit spreads and measures of volatility.

The Company also measures the fair value for certain assets and liabilities on a non-recurring basis, when GAAP requires the application of fair value, including events or changes in circumstances that indicate that the carrying amounts of assets may not be recoverable. Assets subject to these measurements include Fly’s investment in an unconsolidated subsidiary and flight equipment held for operating leases. Fly accounts for its investment in an unconsolidated subsidiary under the equity method and records impairment when its fair value is less than its carrying value (Level 3).

The Company records flight equipment at fair value when the carrying value may not be recoverable. Such fair value measurements are based on management’s best estimates and judgment, and uses Level 3 inputs which include assumptions as to future cash proceeds from the leasing and eventual disposition of the aircraft. For the years ended December 31, 2013 and 2012, the Company wrote down aircraft to their net realizable value and recognized a charge of $8.8 million and $11.4 million, respectively (See Note 3).

The carrying amounts and fair values of the Company’s financial instruments are as follows:

	As of December 31, 2014		As of December 31, 2013
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(Dollars in thousands)
Securitization Notes	$532,035	$467,228	$575,326	$498,038
Nord LB Facility	408,484	408,484	440,456	440,456
CBA Facility	113,208	113,208	159,802	153,390
Term Loan	443,383	449,289	465,103	478,877
Fly Acquisition II Facility	121,589	128,080	126,766	134,320
Other Aircraft Secured Borrowings	716,629	718,722	487,252	488,267
2020 Notes	369,942	380,625	291,567	305,250
2021 Notes	319,510	321,750	—	—
Derivative asset	2,067	2,067	7,395	7,395
Derivative liabilities	23,311	23,311	24,577	24,577

As of December 31, 2014 and 2013, the categorized asset and liabilities measured at fair value on a recurring basis, based upon the lowest level of significant inputs to the valuations are as follows:

	Level 1	Level 2	Level 3	Total
	(Dollars in thousands)
December 31, 2014:
Derivative asset	—	$2,067	—	$2,067
Derivative liabilities	—	23,311	—	23,311
December 31, 2013:
Derivative asset	—	$7,395	—	$7,395
Derivative liabilities	—	24,577	—	24,577